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                                                                 EXHIBIT 10.27.5

                            AMENDMENT NO. SIX TO THE
                  ARTHUR J. GALLAGHER & CO. 1988 NONQUALIFIED
                               STOCK OPTION PLAN

  THIS AMENDMENT NO. SIX to the ARTHUR J. GALLAGHER & CO. 1988 NONQUALIFIED STOCK OPTION PLAN, dated May 21, 1996, is made by Arthur J. Gallagher & Co., a Delaware corporation (the "Company").

  WHEREAS, the Arthur J. Gallagher & Co. 1988 Nonqualified Stock Option Plan (the "Plan") was adopted by the Company's Board of Directors and approved by the Company's Stockholders in 1988; and

  WHEREAS, the Company's Board of Directors has determined that the Plan should be amended to increase the number of shares of the Company's Common Stock subject to the 1988 Nonqualified Plan by 675,000 from 5,500,000 to 6,175,000 subject to approval by the Company's Stockholders, which approval was given on May 21, 1996;

  NOW, THEREFORE, in consideration of the foregoing and in order to reflect the approvals of the Board of Directors and the Stockholders of the Company:

  1. The first sentence of Paragraph 3 of the Plan is hereby amended in its entirety to read as follows:

    "The shares that may be made subject to options under the Plan shall be shares of Common Stock of the Company, one dollar ($1.00) par value ("Common Stock"), and the total shares subject to option and issued pursuant to this Plan shall not exceed, in the aggregate, 6,175,000 shares of the Common Stock of the Company."

  2. Except as expressly amended and supplemented by this Amendment, the Plan is hereby ratified and confirmed in all respects.

  IN WITNESS WHEREOF, the Company has caused its President and Secretary to execute this Amendment No. Six to the Plan as of the 21st day of May, 1996.

                                          Arthur J. Gallagher & Co.

                                          By: _________________________________
                                                J. Patrick Gallagher, Jr.
                                                        President

Attest:

- -------------------------------------
            Carl E. Fasig
              Secretary